Exhibit 99.1

Credit Suisse Energy Summit February 2008 Bruce Smith Chairman, President & CEO

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Current Market Trends

What Happened in 4Q 2007 Oct Nov Dec 2007 13.8687 13.8906 16.297 18.0298 18.2344 18.2344 18.2344 20.335 21.2048 20.4766 18.532 18.5449 18.5449 18.5449 20.0008 17.9804 14.4094 13.443 15.362 15.362 15.362 14.8951 14.5811 14.3588 14.4528 16.459 16.459 16.459 15.461 15.673 14.4712 17.9468 19.3378 19.3378 19.3378 18.4554 18.7842 19.1318 19.599 19.7162 19.7162 19.7162 19.9264 18.222 17.4938 16.0104 15.106 15.106 15.106 14.2178 13.4684 12.6841 12.6841 14.2178 14.2178 14.2178 14.1598 15.6226 14.1814 12.572 12.9343 12.9343 12.9343 12.4832 14.7528 13.9712 13.8814 14.0128 14.0128 14.0128 13.3764 13.0812 13.9032 13.974 13.8932 13.8932 13.8932 14.6918 14.465 16.0988 14.4279 15.864 15.864 15.864 15.864 15.864 15.6774 16.2138 14.7928 14.7928 14.7928 14.7928 2006 14.417 14.423 14.04 15.189 15.834 16.841 16.841 16.841 17.107 17.351 18.221 18.076 19.281 19.281 19.281 18.752 18.162 18.652 18.665 17.951 17.951 17.951 16.473 17.733 19.381 16.304 18.042 18.042 18.042 16.7175 19.185 19.331 21.05 23.789 23.789 23.789 21.902 23.396 24.787 22.532 20.22 20.22 20.22 19.646 20.572 21.396 23.29 24.772 24.772 24.772 25.328 23.8705 21.429 21.429 21.429 21.429 21.429 19.57 21.005 22.9994 23.413 21.876 21.876 21.876 21.64 21.286 23.043 22.938 25.021 25.021 25.021 23.711 22.916 19.409 17.2435 19.348 19.348 19.348 20.42 21.21 20.492 19.832 22.654 22.654 22.654 22.654 21.37 22.169 21.507 22.649 22.649 22.649 5-Yr Historical Avg 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 13.82 West Coast Crack (ANS) West Coast Crack Heavy downtime in 4Q 2006 led to an unusually high West Coast crack 4Q 2007 West Coast crack was in line with the 5-year historical average Source: Platt's Hawaii Operating Income 4Q 2007 Issues at Hawaii Significant exposure to light, sweet grades of Asian crude 4Q 2007 unplanned outage cost of $30 million, currently at full availability 2006 1Q07 2Q07 3Q07 4Q07 2007 94.257 1.446 24.903 -28.373 -85.872 -87.896

What Happened in 4Q 2007 WTI Crude Price 2006 vs 2007 Operating Income Bridge Rising Price of Crude $15/bbl run-up in benchmark crude Impact on bottom-of-barrel products that don't price with crude What We Can Do Reduce dependence on Asian/Middle East light, sweet crude grades Maximize light, sour grades Pursue flexibility of marketing contracts 2006 Actual: 98 Crude Cost vs Index: (57) Product Price Lags : (43) Margin: (28) Other: (24) Throughput: (16) OPEX: (15) Inventory/LIFO: -$15 MM Inventory: -14 MM Marketing: 6 MM Hedge: 4 MM Retail: -3 MM 2007 Actual: (88) East 98 0 -57 -43 -28 -24 -16 -15 -15 -14 -6 -4 -3 -85 Oct Nov Dec 2007 1 0.997 0.997 0.994 0.994 0.993 0.992 0.99 0.99 0.993 0.995 1 1.004 1.009 1.021 1.034 1.044 1.056 1.064 1.072 1.081 1.083 1.081 1.085 1.091 1.097 1.102 1.108 1.119 1.125 1.133 1.135 1.142 1.149 1.156 1.158 1.169 1.172 1.176 1.177 1.178 1.179 1.179 1.17 1.166 1.162 1.16 1.158 1.156 1.157 1.169 1.177 1.186 1.191 1.197 1.202 1.206 1.199 1.186 1.173 1.156 1.14 1.123 1.108 1.097 1.092 1.091 1.09 1.089 1.088 1.086 1.089 1.101 1.104 1.11 1.115 1.12 1.125 1.126 1.12 1.118 1.121 1.125 1.128 1.133 1.137 1.146 1.156 1.161 1.166 1.171 1.175 2006 1 1.001 0.995 0.987 0.982 0.974 0.967 0.96 0.958 0.957 0.953 0.948 0.946 0.944 0.942 0.942 0.942 0.943 0.944 0.94 0.937 0.933 0.927 0.923 0.926 0.93 0.938 0.946 0.954 0.957 0.96 0.959 0.954 0.95 0.946 0.942 0.946 0.947 0.95 0.957 0.958 0.959 0.96 0.957 0.955 0.953 0.941 0.933 0.925 0.916 0.911 0.91 0.909 0.914 0.919 0.924 0.929 0.938 0.945 0.955 0.966 0.978 0.991 1.003 1.008 1.012 1.011 1.01 1.006 1.003 0.999 0.996 0.993 0.991 0.991 0.994 0.998 1.001 1.003 1.007 1.011 1.01 1.007 1.004 1.001 1 0.996 0.99 0.986 0.985 0.983 0.981 5-Yr Historical Avg 1 0.991 0.977 0.974 0.977 0.974 0.978 0.977 0.983 0.981 0.986 0.986 0.989 0.993 0.993 0.996 0.996 0.979 0.977 0.97 0.97 0.97 0.973 0.971 0.983 0.976 0.966 0.958 0.957 0.946 0.945 0.938 0.932 0.95 0.935 0.941 0.944 0.936 0.939 0.934 0.93 0.925 0.927 0.922 0.922 0.921 0.909 0.903 0.913 0.921 0.925 0.933 0.938 0.941 0.935 0.927 0.93 0.942 0.939 0.943 0.947 0.936 0.936 0.934 0.928 0.93 0.931 0.922 0.933 0.931 0.925 0.923 0.935 0.941 0.947 0.956 0.954 0.963 0.962 0.958 0.962 0.961 0.946 0.953 0.962 0.962 0.957 0.942 0.953 0.961 0.959 0.958 Source: Platt's

1H 2008...Focus On Supply PADD5 Gasoline Inventory Level Inventories Are Well Above 5-Year Highs Refineries ran well in 4Q 2007 Economic worries, high pump prices and inclement weather Inventory build ahead of 1Q 2008 turnarounds Source: DOE PADD5 Gasoline Inventory Draw Source: DOE Gasoline Inventories Expect draw in 1H 2008 In the last two years, average inventories have drawn over 4MMbbls from January to April Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 5-Yr Range 33.247 33.229 33.302 33.554 34.417 34.366 34.16 33.261 33.765 32.611 32.512 30.9 30.27 31.205 32.427 32.603 33.325 35.122 32.885 32.753 33.254 33.275 33.522 33.467 32.761 33.969 34.657 35.172 34.211 33.741 33.025 31.993 31.056 30.655 31.629 31.738 32.073 32.121 31.148 32.189 31.965 31.855 30.87 31.009 31.554 31.733 32.409 33.559 34.417 32.964 32.12 32.627 min 29.544 30.809 31.121 31.343 30.64 30.322 30.015 29.598 28.175 28.285 28.252 27.067 27.118 26.013 27.737 27.049 26.329 27.444 27.324 28.388 28.375 28.052 29.44 28.984 28.419 29.264 29.228 28.788 29.077 29.418 28.717 28.694 27.642 27.15 27.492 27.794 28.248 28.218 28.412 28.387 28.509 27.535 27.684 26.918 26.404 26.894 27.201 26.727 27.402 27.324 27.319 28.596 2006 30.772 31.777 32.567 33.554 34.417 34.366 34.16 33.261 33.765 32.611 32.512 30.9 29.686 31.205 29.476 28.968 27.885 27.724 28.968 29.713 29.479 30.26 31.17 31.48 30.957 31.448 33.296 32.445 32.041 31.889 30.183 30.401 31.056 29.998 30.71 29.389 29.07 28.933 29.813 29.779 28.509 28.798 28.358 28.026 26.873 26.894 27.206 26.727 27.402 27.324 27.319 28.596 2008 33.613 34.31 35.458 34.213 2007 29.544 30.809 31.574 31.924 31.511 32.582 31.721 30.818 30.116 28.561 28.55 27.067 27.311 26.013 27.737 27.049 26.329 27.444 28.622 28.815 29.562 30.897 29.676 31.012 31.24 30.578 30.939 30.013 30.673 31.609 31.262 30.467 29.456 30.57 29.424 29.403 28.998 28.218 28.412 28.387 28.689 27.535 27.966 28.654 29.369 28.63 28.3 28.621 29.223 30.134 30.777 32.007 Jan Feb Mar Apr May 2007 31570 30691 27899 27226 29007 2006 32292 33389 30717 28290 30789 4 MMbbls

1H 2008...Focus On Supply PADD5 Turnaround Schedule Turnarounds Bulk occurs later than the rest of the U.S. Heaviest activity in February and April Source: PIRA PADD5 Utilization Rates Source: DOE Run Rates High 4Q 2007 utilization rates begin to fall Caused by both planned turnarounds and discretionary rate cuts Jan Feb Mar Apr May 2008 Planned 182 226 155 187 58 10-Yr Historical Avg 145 167 76 77 65 Jan Feb Mar Apr May 2005 0.913 0.895 0.842 0.856 0.838 0.799 0.819 0.817 0.826 0.851 0.856 0.867 0.924 0.901 0.907 0.844 0.866 0.824 0.832 0.844 0.909 2822 2882 2913 2899 2989 2905 2973 2896 2769 2700 2755 2739 2937 2931 2856 2884 2754 2766 2731 2703 2723 2649 2765 2768 2805 2853 2910 2912 2864 2860 2919 2006 0.913 0.882 0.873 0.853 0.842 0.906 0.886 0.835 0.792 0.821 0.867 0.845 0.819 0.852 0.871 0.882 0.905 0.879 0.881 0.864 0.913 2890 2890 2893 2897 2919 2817 2925 2874 2828 2929 2864 2807 2815 2785 2776 2834 2841 2712 2724 2665 2538 2605 2506 2376 2522 2547 2551 2673 2712 2843 2762 2008 0.903 0.892 0.874 0.82 2007 0.9 0.833 0.815 0.773 0.78 0.792 0.761 0.782 0.754 0.726 0.736 0.78 0.732 0.833 0.855 0.885 0.83 0.901 0.899 0.92 0.925 2925 2657 2722 2685 2655 2663 2779 2785 2853 2812 2908 2849 2869 2867 2784 2672 2772 2791 2606 2508 2533 2687 2701 2754 2706 2758 2749 2820 2745 2733 2772

1H2008…Focus On Supply

Gasoline Specifications Changes in California

	Los Angeles		San Francisco	
	Winter Spec	Summer Spec	Winter Spec	Summer Spec
Transition (approx.)	Nov 15	Feb 15	Nov 15	Mar 15
RVP	13.5	7.0	15.0	7.0
Butanes	~10%	Taken Out	~10%	Taken Out
Prem - Reg Diff*	$0.13	$0.19	$0.13	$0.18

Summer Specs

- Refiners push out winter products and turn tanks to hold summer grade
- Requires butanes to be pulled from the gasoline pool (~10% of volume)
- Premium for clean burning, high octane, low RVP components during the summer driving season

7

TESORO

*2004-2006 average difference between premium and regular grades of gasoline in January versus February from Platt's

1H2008...Focus On Supply Source: Platt's, NYMEX, Industry Sources Anticipate the market fundamentals will follow historical patterns Mar and Apr are more in line with 5-yr average Forward Market Has built a $15-20 improvement in the gasoline crack in the coming months $5-10 improvement in the diesel crack over the same time period January February March April $/bbl Actual Future Curve Future Curve Future Curve CARBOB Gasoline Crack (ANS) $ 6.66 $ 13.00 $ 20.00 $ 21.25 CARB Diesel Crack (ANS) $ 15.67 $ 16.50 $ 19.00 $ 18.50

Longer Term Market Trends

Assessing The Domestic Market Since 1970, the US has seen 6 recessions 1970, 1975, 1980, 1982, 1990 and 2001 During these periods, gasoline demand has shown all 3 patterns of behavior: Growth: 1970 and 2001 Flat: 1982 and 1990 Decline: 1975 and 1980 Therefore, recessions alone aren't predictive of gasoline demand trends However, recessions affect gasoline demand indirectly in the form of unemployment rates A contraction in the workforce results in fewer commutes to work

Assessing The Domestic Market Unemployment rates do have an effect on U.S. gasoline demand growth Bulk of driving in the U.S. is commuting to work; not discretionary driving Unemployment especially affects markets without mass transit systems, like the Southeast and West Coast We've seen demand destruction at unemployment rates over 7.0% The current U.S. unemployment rate is 5.0% The current unemployment rate in California is 6.1% 1970 1975 1980 1982 1990 2001 Duration (months) 11 16 8 16 8 8 Unemployment (%) 6.0 8.5 7.2 9.1 7.4 5.8 Gasoline Demand Growth (%) 4.7 (2.1) (3.2) (0.3) (0.8) 1.6

Capital Program Summary

Program Highlights $5 billion, 5-year program

2008 - 2012 Sustaining Capital Regulatory Turnaround Maintenance EBITDA Improvement Corporate Total East 1500 680 640 1718 333 5136 240 140 167 213 base 2095 1395 1070 2365 605 CI&L 100 100 100 300 $ in millions 55% Sustaining $5 Billion 45% Improvement

Program Highlights $5 billion, 5-year program Program initiatives designed to create value in any margin environment Lowering feedstock costs and managing operating expenses

Heavy Up / Sour Up % Sulfur % of throughput 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Heavy Throughput (API below 24 degree) 0.192 0.18 0.19 0.25 0.35 0.37 0.36 0.37 0.4 0.35 0.35 0.34 0.36 0.35 Sulfur 0.0073 0.0076 0.0075 0.0086 0.01 0.01 0.01 0.011 0.012 1.2 1.2 1.2 1.2 1.2

$ in millions Capital* Annual EBITDA** Cost of Goods Sold Reduction 905 490 Expense Management 710 90 Reliability Improvement 215 180 Margin and Yield Improvement $ 225 $ 220 Total $ 2,055 $ 980 2008 - 2012 EBITDA Improvement Capital *Excludes capitalized interest and labor **Based on 2004-2007 margin environment

Program Highlights $5 billion, 5-year program Program initiatives designed to create value in any margin environment Lowering feedstock costs and managing operating expenses Continue integration of the Los Angeles Refinery with Tesoro system Optimizing refinery operations and synergy opportunities

2007 2007 Forecast $ in millions Acquisition Economics Actual First 12 Months Crude Oil Shipping $ 6 $ 6 $ 8 Crude Slate Optimizations 3 19 46 Turnaround Synergies 10 11 21 Alternate LA Feedstocks 1 -- 4 Blendstock Optimizations 6 9 10 FCC Upgrade 7 1 11 Total Synergy Impact $ 33 $ 46 $ 100 LAR Synergies Update

Los Angeles Annual Capital Spending Estimates $ in millions Range Range TAR / Maintenance $ 400 $ 450 Regulatory 300 400 Timing Timing Timing Timing Timing Income Improvement 700 750 2008 2009 2010 2011 2012 Total Spending $1,400 $1,600 15% 25% 30% 20% 10% TAR/Maintenance Sulfur Recovery Upgrade Planned Turnarounds Regulatory Pipeline Replacement Fuel Gas Treating Flare Gas Recovery Income Improvement Cogen/Boiler Replacement Control Room Modernization Upgrade Project LPG Recovery CARB Gasoline Production Increase

Program Highlights $5 billion, 5-year program Program initiatives designed to create value in any margin environment Lowering feedstock costs and managing operating expenses Continue integration of the Los Angeles Refinery with Tesoro system Optimizing refinery operations and synergy opportunities Generates cash flow through both capital and non-capital objectives

Business Plan Capital and Non-Capital EBITDA, above 2007 2008 2009 2010 2011 2012 Capital 133 342 584 846 980 Non-Capital 221 283 353 375 405 350 630 940 1220 1390 $ in millions Based on 2004-2007 margin environment

Program Highlights $5 billion, 5-year program Program initiatives designed to create value in any margin environment Lowering feedstock costs and managing operating expenses Continue integration of the Los Angeles Refinery with Tesoro system Optimizing refinery operations and synergy opportunities Generates cash flow through both capital and non-capital objectives Focuses on creating shareholder value above the commodity curve

System Transformation to 2012 Expense Management Energy Improvements Offsets 4% Inflation Products COGS Portions of Program Benzene Reduction Truck Rack Expansion SLC LPG Recovery Mandan DDU LAR Upgrade Long Beach Terminal GER Sour Up HI Sour Up Throughput* (MBPD) Capture Rate (%) Operating Expense ($/bbl) 640 65 $4.50 2007 Actuals Throughput (MBPD) Capture Rate (%) Operating Expense ($/bbl) +15-20 +10-20 FLAT 2012 Plan *Annualized to account for LAR throughput volumes since the acquisition in May 2007

Continuing to Build Shareholder Value 2007 2008 2009 2010 2011 2012 Base 4.06 5.01 4.36 4.91 3.37 4.52 Other EBITDA Improvement 0.77 1.38 1.69 1.88 1.98 Capital EBITDA Improvement - 0.63 1.35 2.02 2.86 3.27 EPS @ 15% CAGR 5.17 5.94 6.84 7.86 9.04 Earnings per share EPS @ 15% CAGR Actual Based on 2004-2007 margin environment

Tesoro's Investment Platform Grow long term value through organic programs Ability to add as much value as the underlying base business We don't have to grow through acquisitions to build shareholder value Focus on value from crude flexibility investments 2008 Full year of Golden Eagle Amorco Wharf, option for 100% waterborne crude Increased handling of sour/heavy crude with GER delayed coker Full year benefit of Los Angeles Refinery Continue to capture synergies Assigned crude contracts fall off Progress of scope and timing of capital program Improve Hawaii profitability Continue managing operating cost and attacking energy costs

Credit Suisse Energy Summit February 2008